UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  February 23, 2006

RUDOLPH TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware 000-27965 22-3531208
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Rudolph Road Flanders, New Jersey	07836
(Address of Principal Executive Offices)	(Zip Code)

  Registrant’s telephone number, including area code: (973) 691-1300

___________________________________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On  February 23, 2006  Rudolph Technologies, Inc. issued a press release announcing the resignation of the Chief Corporate Development Officer.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

         (c)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued February 23, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued February 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rudolph Technologies, Inc.

Date: February 23, 2005	By: /s/ Paul F. McLaughlin
Paul F. McLaughlin Chairman and Chief Executive Officer

EXHIBIT 99.1

Rudolph Technologies Announces Resignation of Chief Corporate Development Officer

Flanders, NJ, February 23, 2006 - Rudolph Technologies, Inc. (NASDAQ: RTEC), a leading provider of process control equipment for thin film measurement and macro defect inspection, announced today that Stanley D. Piekos, chief corporate development officer, has resigned from Rudolph Technologies effective today, February 23, 2006 to pursue other business opportunities.

"Stan was an important player in bringing the strategic merger between Rudolph Technologies and August Technology to a successful conclusion," said Paul F. McLaughlin, Chairman and Chief Executive Officer at Rudolph Technologies. "We wish him well in the new opportunities he pursues."

About Rudolph Technologies, Inc.

Rudolph Technologies is a worldwide leader in the design, development, manufacture and support of high-performance process control metrology, defect inspection and data analysis systems used by semiconductor device manufacturers. Rudolph provides a full-fab solution through its families of proprietary products that provide critical yield-enhancing information, enabling microelectronic device manufacturers to drive down costs and time to market. Rudolph has enhanced the competitiveness of its products in the marketplace by anticipating and addressing many emerging trends driving the semiconductor industry's growth. Rudolph's strategy for continued technological and market leadership includes aggressive research and development of complementary metrology and inspection solutions. Headquartered in Flanders, New Jersey, Rudolph supports its customers with a worldwide sales and service organization. Additional information can be found on the company's web site at www.rudolphtech.com.

For more information, please contact:

Investors:
Steven R. Roth
973.448.4302
steven.roth@rudolphtech.com

Trade Press:
Virginia Becker
952.259.1647
virginia.becker@rudolphtech.com